               The Penn Mutual Life Insurance Company
Penn           Independence Square, Philadelphia, PA  19172
Mutual
--------------------------------------------------------------------------------
National Accounts - Broker-Dealers Licensed to Sell Variable Annuities and/or Variable
Life Insurance under Federal Securities Laws
(Companion Agreement - Form A-2)

               BROKER-DEALER SELLING AGREEMENT

               THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with ____________________________________________________ (hereinafter called "Broker-Dealer") on this date _________________, 19___ agree as follows:

               WITNESSETH:

               WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

               WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

               WHEREAS, Broker-Dealer is registered as a Broker-Dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.;

               WHEREAS, Broker-Dealer is affiliated with
               __________________________________, (hereinafter referred to as
               "Corporate Insurance Agent") a corporation which is properly licensed under the insurance laws of the state(s) in which Broker-Dealer will act under this agreement;

               WHEREAS, the parties desire to enter into an arrangement under which Broker-Dealer and Corporate Insurance Agent agree to sell certain variable annuity and variable life insurance contracts issued by Penn Mutual;

               NOW THEREFORE, in consideration of these premises and mutual covenants herein contained, the parties agree as follows:
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1. Appointment       1.1  Subject to the terms and conditions of this agreement,
   of Broker-Dealer       Penn Mutual and Distributor authorizes Broker-Dealer
                          as a non-exclusive agent for the solicitation of applications for, and the servicing of, variable annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Broker-Dealer accepts such authorization. The variable annuity and/or variable life insurance contracts identified in the schedule(s) are referred to herein as "Contracts".

                     1.2  Broker-Dealer and its representatives shall be
                          independent contractors as to Penn Mutual and
                          Distributor and, subject to the terms and conditions
                          of this agreement, free to exercise their own judgment
                          as to the time, place and means of performing all acts
                          hereunder. Nothing in this agreement is intended to
                          create a relationship of employer and employee as
                          between Penn Mutual or Distributor, on the one hand,
                          and representatives of Broker-Dealer on the other.
--------------------------------------------------------------------------------
2. Security          2.1  The sale of variable annuity and variable life
   Regulations            insurance contracts identified in the schedule(s)
   and Insurance          attached hereto is subject to and regulated under
   Coordination of        state insurance laws and regulations, in addition to
   Agreements.            federal securities laws and regulations, and in some
                          cases, state securities laws. It is understood and
                          agreed that registered representatives of
                          Broker-Dealer shall also be representative of
                          Corporate Insurance Agent and that Corporate Insurance
                          Agent shall contemporaneously enter into a Corporate
                          Insurance Agent Selling Agreement with Penn Mutual and
                          Distributor covering the sale of such contracts. This
                          agreement and the Corporate Insurance Agent Selling
                          Agreement shall govern the sales of such contracts.
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3. Sale of           3.1  Broker-Dealer shall use its best efforts to solicit
   Contracts.             applications for Contracts from persons for whom the
                          Contracts are suitable, in accordance with the terms and conditions of this agreement.

                     3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Broker-Dealer shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                     3.3 All purchase payments collected by Broker-Dealer for Penn Mutual shall be received in trust and shall be remitted immediately, together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual, except as may be provided in the Corporate Insurance Agent Selling Agreement (referred to in Section 2.1 of this agreement).

                     3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                     3.5 In soliciting applications for Contracts, Broker-Dealer may not accept risk of any kind for or on behalf of Penn Mutual and may not bind Penn Mutual by promise or agreement or alter any Contract in any way.
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4. Compensation.     4.1  In consideration of and as full compensation for the
                          services performed in accordance with this agreement, Corporate lnsurance Agent will receive compensation from Penn Mutual as set forth in the schedule(s) attached to the Corporate Insurance Agent Selling Agreement referred to in Section 2.1 of this agreement.

                     4.2 Should Penn Mutual for any reason return to the payor any payment made under a Contract Broker-Dealer shall cause Corporate Insurance Agent to repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid Corporate Insurance Agent with respect to such payment.

                     4.3 Penn Mutual may, in its sole discretion, change the amount, terms and conditions of compensation with respect to payment received by Penn Mutual under Contracts.

                     4.4 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                     4.5 With respect to compensation paid to Corporate Insurance Agent in connection with the sale of variable annuity and/or variable life insurance contracts, Broker-Dealer shall cause Corporate Insurance Agent to maintain, on behalf of Broker-Dealer, such books and records as are necessary for Broker-Dealer to comply with applicable recordkeeping requirements under federal and state securities laws and under the rules of the National Association of Securities Dealers, Inc.

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5. Compliance With   5.1  Broker-Dealer shall not solicit applications for
   Securities Laws.       Contracts unless Penn Mutual or Distributor has
                          notified Broker-Dealer that a registration statement required under the Securities Act of 1933 is effective as to such contracts and unless Broker-Dealer is duly registered as a broker-dealer under the Securities
                          Exchange Act of 1934, is a member in good standing of the National Association of Securities Dealers, Inc., and is duly licensed under any applicable securities laws of the state or jurisdiction in which Broker-Dealer engages in such activity.

                     5.2 Penn Mutual or Distributor shall furnish Broker-Dealer with copies of the current prospectuses (and current supplements thereto) required to be used in soliciting applications for variable annuity and/or variable life insurance contracts.

                     5.3  Broker-Dealer and its representatives shall comply
                          with all applicable securities laws and regulations
                          and with the rules of the National Association of
                          Securities Dealers, Inc. in soliciting applications
                          for and servicing Contracts. Broker-Dealer shall be
                          fully responsible for all acts of its representatives
                          in soliciting applications for and servicing
                          Contracts.
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6. Advertisements,   6.1  Broker-Dealer shall not print, publish, distribute or
   Sales Literature       use any advertisements, sales literature or other
   and Other              writing relating to the Contracts unless such
   Communications.        advertisements, sales literature or other writing
                          shall have first been approved in writing by Penn
                          Mutual and Distributor.

                     6.2 Broker-Dealer shall exercise care not to misrepresent the Contracts or Penn Mutual and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by Penn Mutual or it misleading in any way.
--------------------------------------------------------------------------------

7. Indemnification.  7.1  Broker-Dealer shall indemnify or hold harmless Penn
                          Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Broker-Dealer, its officers, employees or representatives to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Broker-Dealer, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.

                     7.2 Penn Mutual and Distributor shall indemnify and hold harmless Broker-Dealer and each officer or director of Broker-Dealer against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Broker-Dealer or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                     7.3  In the event Penn Mutual suffers a loss resulting from
                          Broker-Dealer activities, Broker-Dealer hereby assigns
                          any proceeds received under its fidelity bond to Penn
                          Mutual to the extent of such losses. If there is any
                          deficiency amount, whether due to a deductible or
                          otherwise, Broker-Dealer shall promptly pay Penn
                          Mutual such amount on demand and Broker-Dealer shall
                          indemnify and hold harmless Penn Mutual from any such
                          deficiency and from the costs of collection thereof
                          (including reasonable attorneys' fees).
--------------------------------------------------------------------------------
8.  Complaints,      8.1  Broker-Dealer shall promptly notify Penn Mutual and
    Investigations        Distributor of any allegation that Broker-Dealer or
    & Proceedings.        any of its representatives violated any law,
                          regulation or rule in soliciting applications for or servicing Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                     8.2 Broker-Dealer shall cooperate fully with Penn Mutual and Distributor in any regulatory investigation or proceeding or judicial proceeding involving the solicitation of application for and servicing Contracts by Broker-Dealer or any of its representatives.

--------------------------------------------------------------------------------
9.  Nonwaiver.       9.1  Forbearance by Penn Mutual or Distributor to enforce
                          any rights under this agreement shall not be construed
                          as a waiver of any of the terms and conditions of this
                          agreement and the same shall remain in full force and
                          effect. No waiver of any provision of this agreement
                          shall be deemed to be a waiver of any other provision,
                          whether or not similar, nor shall any waiver of a
                          provision of this agreement be deemed to constitute a
                          continuing waiver.
--------------------------------------------------------------------------------
10. Amendment.       10.1 Penn Mutual reserves the right to amend this Agreement at any time. Broker-Dealer's submission of an
                          application for a Contract after notice of any such
                          amendment shall constitute agreement of Broker-Dealer
                          to such amendment.
--------------------------------------------------------------------------------
11. Termination and  11.1 This agreement may be terminated by any party, with or
    Assignment.           without cause, upon giving written notices to the
                          other parties. This agreement shall automatically terminate if Broker-Dealer is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Broker-Dealer. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Broker-Dealer under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                     11.2 This agreement may not be assigned without the written consent of all parties.
--------------------------------------------------------------------------------
12. Governing Law.   12.1 This agreement shall be construed in accordance with
                          and governed by the laws of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.



                                    ____________________________________________
                                                Name of Broker-Dealer

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                   The Penn Mutual Life Insurance Company
Penn               Independence Square, Philadelphia, PA  19172
Mutual
--------------------------------------------------------------------------------
                   SCHEDULE 1 TO BROKER-DEALER SELLING AGREEMENT

                   Individual Variable and Fixed Annuity Contracts -
                    Diversifier II
                   Individual Fixed - Only Annuity Contracts - Diversifier II

                   Date of Broker-Dealer Selling Agreement to which this
                    schedule is attached:____________

--------------------------------------------------------------------------------
1. Authorization   Subject to the conditions and limitations of the
   To Sell.        Broker-Dealer Selling Agreement, Broker-Dealer is
                   authorized to solicit applications for Diversifier II
                   Individual Variable and Fixed Annuity Contracts and
                   Diversifier II Individual Fixed-Only Annuity Contracts issued by Penn Mutual (hereinafter referred to as "Contracts").

This Schedule 1 replaces and supersedes any and all prior Schedule 1's attached to the Broker-Dealer Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                                Name of Broker-Dealer

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                   The Penn Mutual Life Insurance Company
Penn               Independence Square, Philadelphia, PA  19172
Mutual
--------------------------------------------------------------------------------
                   SCHEDULE 3 TO BROKER-DEALER SELLING AGREEMENT

                   Variable Universal Life Insurance Contracts -
                    Penn Mutual Cornerstone VUL II
                   Date of  Broker-Dealer Selling Agreement to which this
                    schedule is attached:____________

--------------------------------------------------------------------------------
1. Authorization   Subject to and in accordance with the provisions of the
   To Sell.        Broker-Dealer Selling Agreement, Broker-Dealer is authorized to solicit applications for Form VU-94(s) and Form VU-94(u)
                   Flexible Premium Adjustable Variable Universal Life Insurance
                   Policies and such variations of such form of contracts as may be designated by Penn Mutual and approved under applicable state insurance laws ("Cornerstone VUL II Policies").

This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Broker-Dealer Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                                Name of Broker-Dealer

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                   The Penn Mutual Life Insurance Company
Penn               Independence Square, Philadelphia, PA  19172
Mutual
--------------------------------------------------------------------------------
                   SCHEDULE 4 TO BROKER-DEALER SELLING AGREEMENT

                   Variable Universal Life Insurance Contracts-Penn Mutual
                    Variable EstateMax

                   Date of  Broker-Dealer Selling Agreement to which this
                    schedule is attached:____________

--------------------------------------------------------------------------------
1. Authorization   Subject to and in accordance with the provision of the
   To Sell.        Broker-Dealer Selling Agreement, Broker-Dealer is authorized to solicit applications for Form VALJ-94(s) and Form
                   VALJ-94(u) Last Survivor Adjustable Variable Life Insurance
                   Policies and such variations of such form of contract as may be designated by Penn Mutual and approved under applicable state insurance laws ("Variable EstateMax Policies").

This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Broker-Dealer Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                                Name of Broker-Dealer

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

Penn                 The Penn Mutual Life Insurance Company
Mutual               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
National Accounts - Corporate Insurance Agents
Licensed to Sell Variable Annuities and/or Variable
Life Insurance under State Insurance Laws
(Companion Agreement - Form A-1)

                     CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual"), and Horner Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________
                     (hereinafter called "Corporate Insurance Agent") on this date ______________, 19____ agrees as follows:

                                   WITNESSETH:

                     WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

                     WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

                     WHEREAS, Corporate Insurance Agent is properly licensed under the insurance laws of the state(s) in which it will act under this agreement;

                     WHEREAS, Corporate Insurance Agent is affiliated with ______________________________ a corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (hereinafter referred to as "Broker-Dealer");

                     WHEREAS, the parties desire to enter into an arrangement under which Corporate Insurance Agent and Broker-Dealer agree to sell certain annuity and life insurance contracts issued by Penn Mutual;

                     NOW THEREFORE, in consideration of these premises and mutual covenants herein contained, the parties agree as follows:

--------------------------------------------------------------------------------
1.  Appointment      1.1  Subject to the terms and conditions of this agreement,
    of Corporate          Penn Mutual and Distributor appoint Corporate
    Insurance             Insurance Agent as a non-exclusive agent for the
    Agent.                solicitation of applications for, and the servicing
                          of, annuity Insurance Agent and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Corporate Insurance Agent accepts such appointment. The annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".

                     1.2  Corporate Insurance Agent and its representatives
                          shall be independent contractors as to Penn Mutual and
                          Distributor and, subject to the terms and conditions
                          of this agreement, free to exercise their own judgment
                          as to the time, place and means of performing all acts
                          hereunder. Nothing in this agreement is intended to
                          create a relationship of employer and employee as
                          between Penn Mutual or Distributor, on the one hand,
                          and representatives of Corporate Insurance Agent on
                          the other.
--------------------------------------------------------------------------------
2.  Insurance and    2.1  The sale of variable annuity and variable life
    Securities            insurance contracts identified in the schedule(s)
    Regulations -         attached hereto is subject to and regulated under
    Coordination          federal securities laws (and may also be subject to
    of Agreements.        and regulated under certain state securities laws), in
                          addition to state insurance laws. It is understood and
                          agreed that representatives of Corporate Insurance
                          Agent shall be registered representative of
                          Broker-Dealer and that Broker-Dealer shall
                          contemporaneously enter into a Broker-Dealer Selling
                          Agreement with Penn Mutual and Distributor covering
                          the sale of such contracts. This agreement and the
                          Broker-Dealer Selling Agreement shall govern the sales
                          of such contracts.
--------------------------------------------------------------------------------
3.  Sale of          3.1  Corporate insurance Agent shall use its best efforts
    Contracts.            to solicit applications for Contracts from persons for
                          whom the Contracts are suitable, in accordance with the terms and conditions of this agreement.

                     3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Corporate Insurance Agent shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                     3.3 All purchase payments collected by Corporate Insurance Agent for Penn Mutual shall be received in trust and shall be remitted immediately together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual.

                     3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                     3.5  In soliciting applications for Contracts, Corporate
                          Insurance Agent may not accept risk of any kind for or
                          on behalf of Penn Mutual and may not bind Penn Mutual
                          by promise or agreement or alter any Contract in any
                          way.
--------------------------------------------------------------------------------
4.  Compensation.    4.1  In consideration of and as full compensation for the
                          services performed in accordance with this agreement,
                          Corporate Insurance Agent will receive compensation
                          from Penn Mutual as set forth in the schedule(s)
                          attached to this agreement. The schedule(s) shall be
                          signed and dated by the parties.
--------------------------------------------------------------------------------

                     4.2 Should Penn Mutual for any reason return any payment made under a Contract to the payor, Corporate Insurance Agent shall repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid with respect to such payment.

                     4.3 Corporate Insurance Agent may not withhold or deduct any part of any premium or other payment due Penn Mutual for payment of compensation under this agreement or for any other purpose. The right of Corporate Insurance Agent to receive any compensation under this agreement shall at all times be subordinate to the right of Penn Mutual or Distributor to offset or apply such compensation against any indebtedness of Corporate Insurance Agent to Penn Mutual or Distributor.

                     4.4 Penn Mutual may, in its sole discretion, change the amount, terms and conditions, of compensation set forth in the schedule(s) attached to this agreement, with respect to payment received by Penn Mutual under Contracts.

                     4.5 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                     4.6  With respect to compensation paid in connection with
                          the sale of variable annuity and/or variable life
                          insurance contracts, Corporate Insurance Agent shall,
                          on behalf of Broker-Dealer, maintain such books and
                          records as are necessary for Broker-Dealer to comply
                          with applicable record keeping requirements under
                          federal and state securities laws and under the rules
                          of the National Association of Securities Dealer, Inc.
                          Such records shall be maintained and preserved in
                          conformity with the requirements of Rules 17a-3 and
                          17a-4 under the Securities Exchange Act of 1934, to
                          the extent that such requirements are applicable to
                          the variable annuity and/or variable life contracts.
                          Further, with respect to such records, Corporate
                          Insurance Agent shall be subject to examination by the
                          Securities and Exchange Commission in accordance with
                          Section 17(a) of the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------
5.  Compliance       5.1  Corporate Insurance Agent and its representative shall
    with Insurance        not solicit applications for Contracts in any state or
    Laws and              jurisdiction unless they are duly licensed and
    Regulations.          qualified to do so under the insurance laws and
                          regulations of the state or jurisdiction and unless
                          Penn Mutual has notified Corporate Insurance Agent that the Contracts have been approved for sale in the state or jurisdiction.

                     5.2 Penn Mutual may at any time in its sole discretion withhold or withdraw authority of any representative of Corporate Insurance Agent to solicit applications for the Contracts. Upon Penn Mutual giving written notice to Corporate Insurance Agent of its withdrawal of authority of a representative to solicit applications, Corporate Insurance Agent shall immediately cause any such representative to cease all such solicitations.
--------------------------------------------------------------------------------

                     5.3 Corporate Insurance Agent shall notify Penn Mutual in writing immediately of the termination of the employment or affiliation of an employee or representative who is an appointed agent of Penn Mutual pursuant to this agreement.

                     5.4 Corporate Insurance Agent shall keep accurate and complete books and records of all transactions relating to the solicitation of applications and for servicing Contracts. The books and records shall be made available to Penn Mutual for inspection upon reasonable request.

                     5.5 If Corporate Insurance Agent solicits applications for or servicing variable life insurance contracts under this agreement, Corporate Insurance Agent and its representative shall observe the Standards of Suitability for the Sale of Variable Life Insurance set forth on the reverse side of the schedule attached hereto identifying such contacts.

                     5.6  Corporate Insurance Agent and its representatives
                          shall comply with all applicable insurance laws and
                          regulations in soliciting applications for and
                          servicing Contracts. Corporate Insurance Agent shall
                          be fully responsible for all acts of its
                          representatives in soliciting applications for and
                          servicing Contracts.
--------------------------------------------------------------------------------
6.  Advertisements,  6.1  Corporate Insurance Agent shall not print, publish,
    Sales                 distribute or use any advertisements, sales literature
    Literature and        or other writing relating to the Contracts unless such
    Other                 advertisements, sales literature or other writing
    Communications.       shall have first been approved in writing by Penn
                          Mutual and Distributor.

                     6.2 Corporate Insurance Agent shall exercise care not to misrepresent the Contracts or Penn Mutual and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by Penn Mutual or it misleading in any way.
--------------------------------------------------------------------------------
7.  Indemnification. 7.1  Corporate Insurance Agent shall indemnify or hold harmless Penn Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Corporate Insurance Agent, its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Corporate Insurance Agent, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.
--------------------------------------------------------------------------------

                     7.2 Penn Mutual and Distributor shall indemnify and hold harmless Corporate Insurance Agent and each officer or director of Corporate Insurance Agent against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Corporate Insurance Agent or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                     7.3  In the event Penn Mutual suffers a loss resulting from
                          Corporate Insurance Agent activities, Corporate
                          Insurance Agent hereby assigns any proceeds received
                          under its fidelity bond to Penn Mutual to the extent
                          of such losses. If there is any deficiency amount,
                          whether due to a deductible or otherwise, Corporate
                          Insurance Agent shall promptly pay Penn Mutual such
                          amount on demand and Corporate Insurance Agent shall
                          indemnify and hold harmless Penn Mutual from any such
                          deficiency and from the costs of collection thereof
                          (including reasonable attorneys' fees).
--------------------------------------------------------------------------------
8.  Complaints,      8.1  Corporate Insurance Agent shall promptly notify Penn
    Investigations        Mutual and Distributor of any allegation that
    & Proceedings.        Corporate Insurance Agent or any of its
                          representatives violated any law, regulation or rule in soliciting applications for or servicing Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                     8.2  Corporate Insurance Agent shall cooperate fully with
                          Penn Mutual and Distributor in any regulatory
                          investigation or proceeding or judicial proceeding
                          involving the solicitation of application for and
                          servicing Contracts by Corporate Insurance Agent or
                          any of its representatives.
--------------------------------------------------------------------------------
9.  Nonwaiver.       9.1  Forbearance by Penn Mutual or Distributor to enforce
                          any rights under this agreement shall not be construed
                          as a waiver of any of the terms and conditions of this
                          agreement and the same shall remain in full force and
                          effect. No waiver of any provision of this agreement
                          shall be deemed to be a waiver of any other provision,
                          whether or not similar, nor shall any waiver of a
                          provision of this agreement be deemed to constitute a
                          continuing waiver.
--------------------------------------------------------------------------------
10. Amendment.       10.1 Penn Mutual reserves the right to amend this Agreement at any time. Corporate Insurance Agent's submission of an application for a Contract after notice of any such amendment shall constitute agreement of Corporate
                          Insurance Agent to such amendment.

--------------------------------------------------------------------------------
11. Termination      11.1 This agreement may be terminated by any party, with or
    and                   without cause, upon giving written notices to the
    Assignment.           other parties. This agreement shall automatically
                          terminate if Corporate Insurance Agent is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Corporate Insurance
                          Agent. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Corporate Insurance Agent under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                     11.2 This agreement may not be assigned without the written consent of all parties.
--------------------------------------------------------------------------------
12. Governing Law.   12.1 This agreement shall be construed in accordance with
                          and governed by the laws of Law. the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.

                            ____________________________________________________
                                      Name of Corporate Insurance Agent

                            By:_________________________________________________
                                                  Signature

                            ____________________________________________________
                                                     Name

                            ____________________________________________________
                                                    Title


                            THE PENN MUTUAL LIFE INSURANCE COMPANY

                            By:_________________________________________________
                                                  Signature

                            ____________________________________________________
                                                     Name

                            ____________________________________________________
                                                    Title


                            HORNOR, TOWNSEND & KENT, INC.

                            By:_________________________________________________
                                                  Signature

                            ____________________________________________________
                                                     Name

                            ____________________________________________________
                                                    Title

Penn                 The Penn Mutual Life Insurance Company
Mutual               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 1 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     Individual Variable and Fixed Annuity Contracts -
                      Diversifier II
                     Individual Fixed - Only Annuity Contracts - Diversifier II

                     Date of Corporate Insurance Agent Selling Agreement to
                      which this schedule is attached:
--------------------------------------------------------------------------------
1. Authorization     Subject to the conditions and limitations of the Corporate
   to Sell.          Insurance Agent Selling Agreement, Corporate Insurance
                     Agent is authorized to solicit applications for Diversifier
                     II Individual Variable and Fixed Annuity Contracts and
                     Diversifier II Individual Fixed-Only Annuity Contracts
                     issued by Penn Mutual (hereinafter referred to as
                     "Contracts").
--------------------------------------------------------------------------------
2. Compensation.     Subject to the conditions and limitations of the Corporate
                     Insurance Agent Selling Agreements and this Schedule,
                     Corporate Insurance Agent shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed
                     Annuity Contract equal to _____% of any purchase payment made under such Contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to _____% of any purchase payment made under such Contract. No fee shall be paid with respect to a purchase payment made under a contract after the Corporate Insurance
                     Agent Selling Agreement has been terminated. If the Annuitant or Contractowner (other than a trustee of a Qualified Plan) is over age 81 on the date the Diversifier
                     II Contract is issued, the fee shall be limited as follows:
                     80% of such fee if the Annuitant or Contractowner is age
                     82; 60% of such fee if the Annuitant or Contractowner is age 83; 40% of such fee if the Annuitant or Contractowner is age 84; and 20% of such fee if the Annuitant of Contractowner is age 85. Amounts transferred among Contracts are not purchase payments with the meaning of the Corporate Insurance Agent Selling Agreement of this
                     Schedule.

                     This Schedule 1 replaces and supersedes any and all prior
                     Schedule 1's attached to the Corporate Insurance Agent Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                           Name of Corporate Insurance Agent

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

Penn                 The Penn Mutual Life Insurance Company
Mutual               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 3 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual
                     Cornerstone VUL II Date of Corporate Insurance Agent
                     Selling Agreement to which this schedule is attached:
--------------------------------------------------------------------------------
1. Authorization.    Subject to and in accordance with the provision of the
   to Sell.          Corporate Insurance Agent Selling Agreement, Corporate
                     Insurance Agent is authorized to solicit applications for
                     Form VU- 94(s) and Form VU-94(u) Flexible Premium
                     Adjustable Variable Universal Life Insurance Policies and
                     such variations of such form of contract as may be
                     designated by Penn Mutual and approved under applicable
                     state insurance laws ("Cornerstone VUL II Policies").
--------------------------------------------------------------------------------
2. Compensation.     During the period the Corporate Insurance Agent Selling
                     Agreement and this schedule is n. in effect, and subject to and in accordance with the provisions thereof, Corporate
                     Insurance Agent shall be compensated as follows:

                     2.1 Basic First Year Compensation
                         A fee for the first policy year of 50% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to the premium paid for the first policy year in excess of T. However, if the insured is over attained age 75 on the date the policy is issued, the fee for the first policy year will be limited to 35% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to premium paid for the first policy year in excess of T. T is equal to the amount set forth in Table 1 below for each $1,000 or fraction thereof the initial Specified Amount of insurance as set forth in the policy in question. In calculating compensation payable pursuant to this subsection, it will be deemed that any increase in Specified Amount of the policy in question that is effective during the first six policy months of such policy took place prior to the issuance of such policy, and the calculations pursuant to this subsection shall be based upon an initial Specified Amount as so adjusted.

                     2.2 Renewal Compensation
                         A fee for the second through fifteen policy years of 3.00% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.20% of premium paid for the policy year in question.

                     2.3 Basic Compensation on Increases
                         In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of an amount equal to the smaller of (1) the first T of premium paid for the twelve months following the effective date of any increase in Specified Amount of the policy in question and (2) total increase in scheduled annual basis premium. Such fee shall be paid only once for each such increase. T is defined in subsection 2.1 above.
                         -------------------------------------------------------

                     2.4 Expense Allowance
                         For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Cornerstone, VUL Policies during the calendar month for which this allowance is being calculated.

                     2.5 Compensation Chargebacks
                         A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                          Policy Month of                        Chargeback
                         Lapse/Surrender                         Percentage
                         ----------------                        ----------
                              1-3                                   100%
                              4-6                                    75%
                              7-9                                    50%
                              10-12                                  25%
                              13+                                     0%

                     2.6 Replacement of Penn Mutual Policies
                         It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                     2.7 Policy Delivery Receipt
                         it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                             This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Corporate Insurance Agent Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                           Name of Corporate Insurance Agent

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                     Table 1
                             Variable Universal Life
                                 Target Premiums

              Male                Female             Unisex                        Male                Female              Unisex
              ----                ------             ------                        ----                ------              ------
Age       NS       SM        NS          SM       NS        SM        Age      NS        SM        NS         SM        NS        SM
---       --       --        --          --       --        --        ---      --        --        --         --        --        --
0        N/A      2.82       N/A        2.44      N/A      2.77       41     11.35     13.61      9.72      11.40     11.01
1        N/A      2.81       N/A        2.45      N/A      2.77       42     11.88     14.27     10.15      11.91     11.53
2        N/A      2.91       N/A        2.53      N/A      2.86       43     12.45     14.96     10.60      12.43     12.07
3        N/A      3.00       N/A        2.61      N/A      2.96       44     13.04     15.68     11.08      12.98     12.64
4        N/A      3.11       N/A        2.70      N/A      3.06       45     13.67     16.45     11.58      13.56     13.24
5        N/A      3.22       N/A        2.79      N/A      3.17       46     14.34     17.26     12.11      14.16     13.88
6        N/A      3.33       N/A        2.89      N/A      3.28       47     15.05     18.11     12.67      14.80     14.56
7        N/A      3.46       N/A        2.99      N/A      3.40       48     15.80     19.02     13.26      15.47     15.27
8        N/A      3.59       N/A        3.10      N/A      3.53       49     16.60     19.97     13.89      16.17     16.03
9        N/A      3.73       N/A        3.21      N/A      3.67       50     17.45     20.98     14.55      16.91     16.84
10       N/A      3.87       N/A        3.33      N/A      3.81       51     18.35     22.05     15.24      17.69     17.70
11       N/A      4.03       N/A        3.45      N/A      3.96       52     19.31     23.19     15.98      18.51     18.61
12       N/A      4.19       N/A        3.59      N/A      4.12       53     20.33     24.39     16.77      19.38     19.58
13       N/A      4.36       N/A        3.72      N/A      4.28       54     21.42     25.65     17.59      20.29     20.60
14       N/A      4.53       N/A        3.86      N/A      4.45       55     22.57     26.99     18.47      21.26     21.70
15       N/A      4.70       N/A        4.01      N/A      4.62       56     23.80     28.40     19.40      22.28     22.86
16       N/A      4.88       N/A        4.16      N/A      4.79       57     25.10     29.88     20.40      23.36     24.09
17       N/A      5.06       N/A        4.32      N/A      4.96       58     26.50     31.46     21.46      24.51     25.40
18       N/A      5.25       N/A        4.48      N/A      5.13       59     27.98     33.13     22.59      25.74     26.81
19       N/A      5.44       N/A        4.65      N/A      5.31       60     29.57     34.91     23.82      27.07     28.31
20      4.83      5.65      4.17        4.82     4.70      5.50       61     31.27     36.80     25.13      28.50     29.92
21      5.00      5.84      4.32        5.01     4.86      5.69       62     33.09     38.80     26.54      30.03     31.63
22      5.17      6.05      4.49        5.20     5.04      5.90       63     35.03     40.93     28.06      31.68     33.47
23      5.36      6.27      4.66        5.41     5.22      6.12       64     37.11     43.18     29.69      33.43     35.43
24      5.56      6.51      4.84        5.62     5.41      6.35       65     39.33     45.54     31.43      35.29     37.53
25      5.76      6.76      5.02        5.83     5.62      6.59       66     41.69     48.04     33.29      37.27     39.76
26      5.99      7.03      5.22        6.08     5.83      6.85       67     44.22     50.00     35.28      39.38     42.15
27      6.22      7.31      5.43        6.32     6.06      7.13       68     46.93     50.00     37.44      41.65     44.71
28      6.47      7.62      5.65        6.58     6.31      7.43       69     49.85     50.00     39.78      44.12     47.46
29      6.74      7.94      5.87        6.85     6.57      7.74       70     50.00     50.00     42.33      46.80     50.00
30      7.02      8.28      6.11        7.14     6.84      8.07       71     50.00     50.00     45.12      49.74     50.00
31      7.31      8.64      6.37        7.44     7.12      8.42       72     50.00     50.00     48.16      50.00     50.00
32      7.63      9.03      6.63        7.75     7.43      8.79       73     50.00     50.00     50.00      50.00     50.00
33      7.96      9.43      6.91        8.08     7.75      9.18       74     50.00     50.00     50.00      50.00     50.00
34      8.31      9.86      7.20        8.43     8.08      9.59       75     50.00     50.00     50.00      50.00     50.00
35      8.67     10.31      7.51        8.80     8.44     10.03       76     50.00     50.00     50.00      50.00     50.00
36      9.06     10.79      7.84        9.19     8.81     10.49       77     50.00     50.00     50.00      50.00     50.00
37      9.47     11.30      8.18        9.59     9.21     10.97       78     50.00     50.00     50.00      50.00     50.00
38      9.90     11.83      8.53       10.01     9.62     11.48       79     50.00     50.00     50.00      50.00     50.00
39     10.36     12.39      8.91       10.46    10.06     12.02       80     50.00     50.00     50.00      50.00     50.00
40     10.84     12.99      9.30       10.92    10.52     12.58

NS is to be used for both Nonsmoker Standard and Preferred.

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                        Standards of Suitability for Sale
                           of Variable Life Insurance

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company's sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.

No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.

Penn                 The Penn Mutual Life Insurance Company
Mutual               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 4 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual
                      Variable EstateMax Date of Corporate

                     Insurance Agent Selling Agreement to which this schedule is attached:
--------------------------------------------------------------------------------
1. Authorization.    Subject to and in accordance with the provision of the
   to Sell.          Corporate Insurance Agent Selling Agreement, Corporate
                     Insurance Agent is authorized to solicit applications for
                     Form VALJ- 94(u) and Form VALJ-94(u) Last Survivor Flexible
                     Premium Adjustable Variable Life Insurance Policy and such variations of such form of contract as may be designated by
                     Penn Mutual and approved under applicable state insurance
                     laws ("Variable EstateMax").
--------------------------------------------------------------------------------
2. Compensation.     During the period the Corporate Insurance Agent Selling
                     Agreement and this schedule is in n. effect, and subject to and in accordance with the provisions thereof, Corporate
                     Insurance Agent shall be compensated as follows:

                     2.1 Basic First Year Compensation
                         A fee for the first policy year of 50% of an amount equal to the first R of premium paid for the first policy year and 2.00% of an amount equal to the premium paid for the first policy year in excess of R. R is equal to seventyfive percent (75%) of an Adjusted Guideline Annual Premium for each $1,000 or fraction thereof of the initial Specified Amount of insurance as set forth in the Variable EstateMax Policy in question. The Adjusted Guideline Annual Premium is the Guideline Annual Premium as defined in Section 7702 of the Internal Revenue Service Code of 1986, as amended, or as set forth in any applicable successor provision thereto, adjusted to reflect four percent (4%) interest from the date of issue through the policy maturity date, and excluding the effect of any per policy expense loads and substandard ratings. The policy maturity date is the date that the younger insured would reach attained age 100.

                     2.2 Renewal Compensation
                         A fee for the second through fifteen policy years of 2.0% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of premium paid for the policy year in question.

--------------------------------------------------------------------------------

                     2.3 Expense Allowance
                         For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Variable EstateMax during the calendar month for which this allowance is being calculated.

                     2.4 Compensation Chargebacks
                         A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                          Policy Month of                        Chargeback
                         Lapse/Surrender                         Percentage
                         ----------------                        ----------
                              1-3                                   100%
                              4-6                                   100%
                              7-9                                    50%
                              10-12                                  50%
                              13+                                     0%

                     2.5 Replacement of Penn Mutual Policies
                         It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                     2.6 Policy Delivery Receipt
                         it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                             This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Corporate Insurance Agent Selling Agreement.

                                    Agreed:

Date:___________________________    ____________________________________________
                                           Name of Corporate Insurance Agent

                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    THE PENN MUTUAL LIFE INSURANCE COMPANY


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

                                    HORNOR, TOWNSEND & KENT, INC.


                                    By:_________________________________________
                                                     Signature

                                       _________________________________________
                                                       Name

                                       _________________________________________
                                                      Title

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                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                        Standards of Suitability for Sale
                           of Variable Life Insurance

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company"s sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.


No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.